CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------






Financial Position Ratios:                              December 31,        December 31,
                                                            1997                1996
                                                      ------------------  ------------------
Total Debt/Total Capitalization (Book Value)                38.7%              43.9%
Total Debt/Total Capitalization (Market)                    29.0%              30.5%




Operating Ratios:                                       Three Months Ended              Twelve Months Ended
                                                           December 31,                    December 31,
                                                        ------------------              -------------------
                                                      1997            1996             1997            1996
                                                      ----            ----             ----            ----

Interest Coverage (1)                                 4.70X          3.50X             4.19X           3.22X

FFO Payout Ratio (2)                                  71.7%          82.5%             74.5%           82.5%

G & A as a % of Revenue (3)                            5.8%           8.0%              6.2%            9.0%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by FFO per share.
(3)  Excludes Executive Suites.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at December 31, 1997 and December 31, 1996, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and twelve month periods ended December 31, 1997 and 1996. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future. For purposes of determining CarrAmerica Realty Corporation's share of its operating partnerships' funds from operations, the non-dividend paying Units have been excluded from the calculation.



(in thousands)                                             CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying       Non-Dividend
                                     Corporation Common     Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)       Outstanding (b)
                                     ------------------    -------------------     ---------------       ---------------
Outstanding as of:
    December 31, 1997                      59,994                   780                  5,699                  540
    December 31, 1996                      43,789                 1,740                  4,940                  540
                                           ======                 =====                  =====                  ===

Weighted average for the three
    months ended December 31:
    1997                                   58,385                   780                  5,685                  540
    1996                                   38,934                 1,305                  4,377                1,127
                                           ======                 =====                  =====                  ===

Weighted average for the
    twelve months ended December 31:
    1997                                   54,873                 1,322                  5,381                  540
    1996                                   26,932                   328                  4,131                  872
                                           ======                 =====                  =====                  ===

Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                                December 31, 1997
--------------------------------------------------------------------------------

($ In thousands)


MORTGAGES PAYABLE:                                                  Principal           Maturity
Property Encumbered                         Interest Rate            Balance              Date
-------------------                         -------------            -------              ----

Note 1                                           8.80%             $  93,500              2/1/03
Note 1                                           7.75                 40,000              2/1/03
Note 2                                           7.55                 40,000              2/1/03
Note 2                                           8.00                 10,000              2/1/03
900 19th Street                                  8.25                 16,690             7/15/19 (5)
1747 Pennsylvania Avenue                         9.50                 15,357             7/10/17
2445 M Street                                    8.90                 36,890              6/1/02 (6)
1775 Pennsylvania Avenue                         7.50                  6,245              2/1/99
Redmond East                                     8.38                 27,724              1/1/06
Warner Center                                    7.40                 26,000             12/1/00
Parkway North I                                  7.96                 29,250             12/1/03
Note 3                                           8.25                 43,773            12/10/01
Note 4                                           7.20                 21,464              1/1/06
South Coast Executive                            9.01                 10,226             5/31/99
Quorum North                                     8.27                  6,658             12/1/01
Quorum Place                                     6.99                  7,719            11/15/00
Wateridge Pavilion                               8.25                  3,530             11/1/06
Bannockburn I & II                               9.52                 20,464             8/31/01
Sorenson Research Park                           7.75                  2,737              7/1/11
Sorenson Research Park                           8.88                  1,681              5/1/17
OmniOffices, Inc.                                5.47                  3,801             2/25/99
2600 W. Olive                                    7.52                 19,517              6/1/98
Canyon Park Commons
    (formerly Tract 17)                          9.13                  5,822             12/1/04
Presidential Circle                              7.14                 23,418              3/1/01
US West                                          7.92                 57,584             12/1/05
US West                                          6.50                 11,562              1/9/98 (8)
Draper Park North                                8.15                 12,834              1/2/07
                                                 ----                -------
                                                 8.13%            $  594,446
                                                 ====                =======

UNSECURED INDEBTEDNESS:                                               Amount
                                             Interest Rate          Outstanding          Maturity
                                             -------------          -----------          --------

Senior Unsecured Notes                              7.200%           $ 150,000           7/01/04
Senior Unsecured Notes                              7.375%             125,000           7/01/07
Unsecured Line of credit (7)                Libor + 1.000%             159,500           9/14/00
                                                                       -------
                                                                     $ 434,500
                                                                       =======

NOTES: Note 1: This note is secured by the following properties: International Square, 1730 Pennsylvania Avenue, 1255 23rd Street.
Note 2:  This note is secured by the International Square Land.
Note 3:  This note is secured by the following properties: Valley Business
         Park (formerly San Jose Orchard Business Park-A), Valley Centre (formerly Orchard Office Centre), Valley Centre II (formerly Orchard Centre II), Rincon Centre (formerly Orchard Rincon Centre), & Bayshore Centre (formerly Orchard Bayshore Centre).
Note 4: This note is secured by the following properties: Century Springs West, Glenridge, Crestwood, Lakewood & Parkwood.
Note 5: Note is callable by the lender after July 1, 2004. The estimated principal balance at July 1, 2004 will be $14,262,000.
Note 6: Note is callable by the lender after June 30, 2002. The estimated principal balance at June 30, 2002 will be $13,840,000. In addition, 2445 M Street was sold in January 1998. The loan remains in place with three newly acquired properties located in Northern California and Dallas serving as replacement collateral.
Note 7:  Revolving line of credit with a total commitment of $450 million.
Note 8:  Note was repaid in January 1998.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1997
--------------------------------------------------------------------------------

                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of           Percent       Rentable Area       Total
Property                                          Ownership    Buildings       Leased        (square feet)     Ownership
--------                                          ---------    ---------       ------        -------------     ---------

Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
International Square                                100.0%         3            87.7%           1,018,383
1730 Pennsylvania Avenue                            100.0          1            99.3              229,292
2550 M Street                                       100.0          1           100.0              187,931
1775 Pennsylvania Avenue                            100.0          1            99.1              143,981
900 19th Street                                     100.0          1            86.4              100,907
1747 Pennsylvania Avenue                             89.7          1            89.1              152,119
1255 23rd Street                                     75.0          1            97.3              304,538
2445 M Street (1)                                    74.0          1            95.0              266,902

Suburban Washington, D.C.:
One Rock Spring Plaza                               100.0          1           100.0              205,298
Tycon Courthouse                                    100.0          1            99.0              416,195
Three Ballston Plaza                                100.0          1            99.7              302,875
Sunrise Corporate Center                            100.0          3            99.9              260,643
   (formerly Reston Quadrangle)
Parkway One                                         100.0          1           100.0               87,842

Suburban Atlanta:
Veridian                                            100.0         22            96.0              187,842
Glenridge                                           100.0          1            99.4               64,431
Century Springs West                                100.0          1            96.7               94,766
Holcomb Place                                       100.0          1           100.0               72,823
DeKalb Tech                                         100.0          5            76.2              163,159
Midori                                              100.0          1           100.0               99,900
Crestwood                                           100.0          1            96.0               88,186
Parkwood                                            100.0          1            89.7              151,020
Lakewood                                            100.0          1            98.2               80,338
The Summit                                          100.0          1           100.0              178,382
Triangle Parkway                                    100.0          3           100.0               82,102
   (formerly Spalding Triangle II)
2400 Lake Park Drive                                100.0          1            98.2               99,534
680 Engineering Drive                               100.0          1            76.1               62,154
Embassy Row                                         100.0          3            98.7              463,846

Florida:
Presidential Circle                                 100.0          1            93.2              278,766
Peninsula Plaza                                     100.0          1            94.7              160,081
   (formerly Lake Wyman Plaza)
         Southeast Region Subtotal                                62            94.9            6,004,236          31.4%
                                                                  --            ----            ---------
PACIFIC REGION
Orange County/Los Angeles California:
Scenic Business Park                                100.0          4           100.0              139,012
Harbor Corporate Park                               100.0          4            93.0              148,747
Plaza PacifiCare                                    100.0          1           100.0              104,377
Katella Corporate Center                            100.0          1            96.4               79,917
Warner Center                                      `100.0         12            97.3              342,866
Warner Premier                                      100.0          1           100.0               61,553
Westlake Corporate Center                           100.0          2            82.2               71,419
2600 W. Olive                                       100.0          1           100.0              145,304
Bay Technology Center                               100.0          2           100.0              107,481
Von Karman                                          100.0          1           100.0              103,713
South Coast Executive Center                        100.0          2            94.9              160,301


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1997
--------------------------------------------------------------------------------


                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of           Percent       Rentable Area       Total
Property                                          Ownership    Buildings       Leased        (square feet)     Ownership
--------                                          ---------    ---------       ------        -------------     ---------

San Diego California:
Del Mar Corporate Plaza                             100.0          2           100.0             123,142
Wateridge Pavilion                                  100.0          1           100.0              62,194
Century Park II                                     100.0          3           100.0             198,306
Lightspan                                           100.0          1           100.0              64,800

San Francisco Bay Area  California:
CarrAmerica Corporate Center                        100.0          6           100.0              949,281
   (formerly AT&T Center)
Sunnyvale Research Plaza                            100.0          3           100.0              126,000
Rio Robles                                          100.0          7           100.0              368,178
Valley Business Park II                             100.0          6           100.0              161,040
   (formerly San Jose Orchard Business Park-B)
Bayshore Centre                                     100.0          2           100.0              195,249
   (formerly Orchard Bayshore Center)
Rincon Centre                                       100.0          3           100.0              201,178
   (formerly Orchard Rincon Centre)
Valley Centre II                                    100.0          4           100.0              212,082
   (formerly Orchard Office Centre II)
Valley Office Centre                                100.0          2           100.0               68,731
   (formerly Orchard Office Centre)
Valley Centre                                       100.0          2           100.0              102,291
   (formerly Orchard Centre)
Valley Business Park I                              100.0          2           100.0               67,784
   (formerly San Jose Orchard Business Park-A)
3745 North First Street                             100.0          1           100.0               67,582
Mission Plaza                                       100.0          2           100.0              102,687
North San Jose Technology Park                      100.0          4           100.0              299,233
   (formerly Fortran)
Foster City Technology Park                         100.0          2           100.0               66,869
150 River Oaks                                      100.0          1           100.0              100,024
San Mateo Center II & III                           100.0          2            94.8              140,675
3571 North First Street                             100.0          1           100.0              116,000
Amador I/Riconada                                   100.0          3           100.0              134,476
Amador III                                          100.0          1           100.0               82,944
Amayo Center                                        100.0          2           100.0              104,741
900-910 East Hamilton                               100.0          2            60.4              351,811
San Mateo Center I                                  100.0          1           100.0               70,000

Sacramento California:
1860 Howe Avenue                                    100.0          1            94.6               97,887
University Park                                     100.0          2            95.4              121,257
Capital Corporate Center                            100.0          5            93.5               94,670

Suburban Portland:
RadiSys II                                          100.0          1           100.0               45,655
RadiSys Corporate Headquarters                      100.0          1           100.0               80,525

Suburban Seattle:
Redmond East                                        100.0         10            98.9              398,030
Willow Creek                                        100.0          1           100.0               96,179
   (formerly Data I/O)
Canyon Park Commons                                 100.0          1           100.0               95,290
   (formerly Tract 17)
Canyon Park Business Center                         100.0          6           100.0              246,565
                                                                 ---           -----            ---------
         Pacific Region Subtotal                                 125            97.1            7,278,046          38.1%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1997
--------------------------------------------------------------------------------

                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of           Percent       Rentable Area       Total
Property                                          Ownership    Buildings       Leased      (square feet)(1)     Ownership
--------                                          ---------    ---------       ------      ----------------    ---------

CENTRAL REGION
Austin, Texas:
Great Hills Plaza                                   100.0          1           100.0              135,333
Balcones Center                                     100.0          1            80.2               75,761
Park North                                          100.0          2            88.4              132,923
City View Center (formerly The Setting)             100.0          3            95.8              132,647
Tower of the Hills                                  100.0          2            98.1              171,157

Suburban Chicago:
Parkway North                                       100.0          2            95.7              508,749
Unisys                                              100.0          2            96.0              355,386
The Crossings                                       100.0          2            91.6              296,624
Bannockburn I & II                                  100.0          2           100.0              209,860
Bannockburn IV                                      100.0          1            98.7              108,470
Summit Oaks                                         100.0          1            89.8               91,601

Suburban Dallas:
Greyhound                                           100.0          1           100.0               92,890
Search Plaza                                        100.0          1            95.3              151,176
Quorum North                                        100.0          1            80.1              113,420
Two Mission Park                                    100.0          1            85.5               76,933
Quorum Place                                        100.0          1            91.8              176,260
Cedar Maple Plaza                                   100.0          3            96.1              112,185
Tollhill East & West                                100.0          2            90.1              238,808
                                                                 ---           -----            ---------
         Central Region Subtotal                                  29            93.9            3,180,183          16.7%


MOUNTAIN REGION
Southeast Denver:
Harlequin Plaza                                     100.0          2            97.9              327,711
Quebec Court I & II                                 100.0          2           100.0              287,041
Greenwood Center                                    100.0          1            75.6               75,866
Quebec Center                                       100.0          3            97.7              106,849
Panorama Corporate Center I                         100.0          1            98.7              100,542
JD Edwards                                          100.0          1           100.0              189,087

Salt Lake City:
Sorenson Research Park                              100.0          5            99.1              285,144
Draper Park North                                   100.0          3           100.0              178,098

Suburban Phoenix:
Camelback Lakes                                     100.0          2            99.8              199,029
Highland Park                                       100.0          1            87.5               78,019
The Grove @ Black Canyon                            100.0          1            91.7              103,304
     (formerly Cigna Healthcare)
US West                                             100.0          4           100.0              532,506
Pointe Corridor IV                                  100.0          1            93.2              178,373
                                                                 ---           -----           ----------
         Mountain Region Subtotal                                 27            97.6            2,641,569          13.8%
                                                                 ---           -----           ----------          ----
TOTAL CONSOLIDATED PROPERTIES:                                   243            95.9%          19,104,034         100.0%
                                                                 ===           =====           ==========         =====

----------
1)  Property was sold for $78.1 million in January 1998.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Acquisition Summary
--------------------------------------------------------------------------------
($ In Millions)

                                                                              %
                                            Month of       Purchase       Currently       # of          Square
Region/Market Property                     Acquisition        Price         Leased      Properties        Feet
----------------------                    -----------        -----         ------      ----------        ----
SOUTHEAST REGION
Suburban Atlanta
     2400 Lake Park Drive                    April           $ 7.4          98%             1            99,534
     Embassy Row                             April            45.8          99%             3           463,846
     680 Engineering Drive                   April             4.3          76%             1            62,154
Florida
     Presidential Circle                    October           42.0          93%             1           278,766
PACIFIC REGION
San Francisco Bay Area
     3745 North First Street                February           8.3         100%             1            67,582
     Mission Plaza                           March            10.3         100%             2           102,687
     North San Jose Technology Park
          (formerly Fortran)                 March            30.5         100%             4           299,233
     Foster City Technology Center            May              9.7         100%             2            66,869
     150 River Oaks                           May             15.1         100%             1           100,024
     San Mateo Center II & III                July            25.5          95%             2           140,675
     3571 North First Street                  July            15.1         100%             1           116,000
     Amador I/Rinconada                      August           11.5         100%             3           134,476
     Amador III                              August           10.5         100%             1            82,944
     Arroyo Center                           August           11.0         100%             2           104,741
     San Mateo Center I                     October           14.8         100%             1            70,000
     900-910 East Hamilton                  December          81.0          60%             2           351,811
Sacramento
     1860 Howe Avenue Place                  August           11.7          95%             1            97,887
     University Park                         August           13.4          95%             2           121,257
     Capital Corporate Center                August            9.1          94%             5            94,670
Orange County/Los Angeles
     Warner Premier                         January            9.3         100%             1            61,553
     Westlake Corporate Center                May              6.2          82%             2            71,419
     Von Karman                               July            16.2         100%             1           103,713
     2600 W. Olive                          October           28.5         100%             1           145,304
     Bay Technology Center                  December          13.6         100%             2           107,481
San Diego
     Wateridge Pavilion                      March             6.3         100%             1            62,194
     Lightspan                                July             7.8         100%             1            64,800
     Century Park II                        December          21.1         100%             3           198,306
Suburban Portland
     Radisys Corporate Headquarters          March             9.0         100%             1            80,525
Suburban Seattle
     Willow Creek
         (formerly Data I/O)                  May              8.7         100%             1            96,179
     Canyon Park                              June            28.9         100%             6           246,565
     Canyon Park Commons
         (formerly Tract 17)                November          12.3         100%             1            95,290


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Acquisition Summary
--------------------------------------------------------------------------------
($ In Millions)

                                                                              %
                                            Month of       Purchase       Currently       # of          Square
Region/Market Property                    Acquisition        Price         Leased      Properties        Feet
----------------------                    -----------        -----         ------      ----------        ----
CENTRAL REGION
Suburban Chicago
     The Crossings                          January           40.0          92%             2           296,624
     Bannockburn Lake Office
         Plaza I & II                        March            26.3         100%             2           209,860
     Bannockburn IV                           June            14.4          99%             1           108,470
     Summit Oaks                              June             8.4          90%             1            91,601
Austin
     Tower of the Hills                     December          15.0          98%             2           171,157
Suburban Dallas
     Cedar Maple Plaza                      January           12.6          96%             3           112,185
     Quorum North                           February          10.6          80%             1           113,420
     Quorum Place                            March            16.0          92%             1           176,260
     Tollhill East & West                    April            21.7          90%             2           238,808
     Two Mission Park                         July             5.1          86%             1            76,933
MOUNTAIN REGION
Suburban Salt Lake City
     Sorenson Research Park                  April            29.5          99%             5           285,144
     Draper Park North                        June            18.7         100%             3           178,098
Suburban Phoenix
     Highland Park                            May              7.6          88%             1            78,019
     The Grove @ Black Canyon               November          11.5          92%             1           103,304
         (formerly Cigna Healthcare)
     US West                                December          92.1         100%             4           532,506
                                                          --------         ---             --         ---------
         Total/Weighted Average                           $  874.4          95%            87         6,960,874
                                                          ========         ===             ==         =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                                December 31, 1997
--------------------------------------------------------------------------------

                                                    Current     YTD Avg.       Vacant
Region / Market                       Square Feet  Occupancy   Occupancy(1)     S.F.       1998       1999       2000       2001
---------------                       -----------  ---------   ------------     ----       ----       ----       ----       ----

PACIFIC REGION:
San Francisco Bay Area                  4,088,856       96.4%      96.0%      146,680    617,529     301,043   769,555    508,546
Orange County/Los Angeles               1,464,690       97.0%      95.9%       43,387    205,793     152,984   320,575    147,426
Seattle Market                            836,064       99.5%      99.7%        4,506    130,924     213,303   136,864     33,555
San Diego                                 448,442      100.0%     100.0%           --         --       2,086        --     56,441
Sacramento                                313,814       94.6%      93.3%       16,975    179,903      16,596    11,677     27,376
Portland Market                           126,180      100.0%     100.0%           --         --          --        --         --

MOUNTAIN REGION:
Denver Market                           1,087,096       97.3%      97.4%       28,992    100,227     102,185    38,138    422,510
Phoenix Market                          1,091,231       97.2%      97.0%       30,943    140,057      49,150    54,054     46,330
Salt Lake City Market                     463,242       99.4%      95.2%        2,610     64,370      55,892        --     90,251

CENTRAL REGION:
Chicago Market                          1,570,690       95.5%      95.2%       71,322    374,076     173,316   305,881    239,692
Dallas Market                             961,672       91.3%      90.1%       83,215    142,534     126,776   161,911    115,024
Austin Market                             647,821       93.9%      94.0%       39,217    153,415      23,742    83,845     44,551

SOUTHEAST REGION:
Washington, D.C. Market:
     Downtown Properties                2,404,053       92.5%      94.4%      179,896    367,011     165,609   118,467     26,300
     Suburban Properties                1,272,853       99.6%      99.0%        5,725     49,570     190,324    76,831    187,973
Atlanta Market                          1,888,483       95.1%      96.1%       93,044    650,728     277,496   316,028    228,028
Florida Market                            438,847       93.7%      92.5%       27,557     63,058      40,314   124,845     81,068
                                          -------       ----       ----       -------     ------      ------   -------     ------

Totals                                 19,104,034       95.9%      95.8%      774,069  3,239,195   1,890,816 2,518,671  2,255,071
                                       ==========       ====       ====       =======  =========   ========= =========  =========


                                                                       2005
                                                                         &
Region/Market                            2002      2003      2004    Thereafter
---------------                          ----      ----      ----    ----------

PACIFIC REGION:
San Francisco Bay Area                   543,130   374,530   102,000    725,843
Orange County/Los Angeles                146,327   119,212   129,347    199,639
Seattle Market                            21,283    73,200     2,355    220,074
San Diego                                     --   180,721        --    209,194
Sacramento                                28,223    32,096       968         --
Portland Market                               --        --        --    126,180

MOUNTAIN REGION:
Denver Market                             34,151   101,417        --    259,476
Phoenix Market                           109,528        --    15,888    645,281
Salt Lake City Market                    114,012    59,218    43,289     33,600

CENTRAL REGION:
Chicago Market                           164,614    91,797    16,899    133,093
Dallas Market                            103,068    71,302   101,995     55,847
Austin Market                            152,544        --   114,663     35,844

SOUTHEAST REGION:
Washington, D.C. Market:
     Downtown Properties                 289,606    78,294   482,146    696,724
     Suburban Properties                 157,839   134,003    93,698    376,890
Atlanta Market                           164,548    80,573    51,901     26,137
Florida Market                            36,257    39,923     3,662     22,163
                                       --------- --------- ---------  ---------
Totals                                 2,065,130 1,436,286 1,158,811  3,765,985
                                       ========= ========= =========  =========

----------
(1)  Excludes properties that were sold during 1997.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Development Activity
--------------------------------------------------------------------------------
($ In Thousands)

                                                                                                                          Currently
                                                       Construction                     In Place    Remaining  Estimated   Leased or
Property Under Construction @         Square    Start   Completion     Stabilization      Dev.      Costs To   Stabilized  Committed
December 31, 1997                      Feet     Date       Date             Date          Costs     Complete     Return        %
-----------------------------          ----     ----       ----             ----          -----     --------     ------     --------
Pacific Region:
San Francisco Bay Area
   Baytech Business Park (1)
     (formerly Baytech Center)        300,000   1Q97      4Q97            1Q98          33,612        5,044         13.1%     100%
   Oakmead West                       223,000   3Q97      3Q98            3Q98          18,510       17,079         13.6      100
   Oakmead West A-C                   203,000   3Q97      2Q98            3Q98          16,414       15,877         13.6      100
Suburban Seattle
   Redmond Hilltop                     91,000   2Q97      4Q97            1Q98           7,625        3,456         10.8       56
   Willow Creek Corporate Center
     (formerly Data I/O)              279,000   3Q97      2Q98            3Q98          18,096       21,154         10.2       34
San Diego
   Towne Center Technology Park       100,000   4Q97      3Q98            3Q99           3,874       10,337          9.8        0
     (formerly Eastgate
Technology Park)
Mountain Region:
Southeast Denver
   Panorama Corporate Center II (1)   101,000   3Q96      2Q97            1Q98          10,034 (2)    1,940         10.7       93
   Panorama Corporate Center III      137,000   2Q97      3Q98            3Q98          11,428       12,346         10.4      100
Suburban Salt Lake City
   Draper Park North                   50,000   4Q97      2Q98            2Q99           2,146        3,330         10.3        0
Suburban Phoenix
   Gateway Plaza                      137,000   3Q97      2Q98            2Q99           5,581       12,408         10.3        0
Central Region:
Suburban Austin
   City View Centre (1)               129,000   1Q97      4Q97            1Q98          13,924        4,293         11.0      100
   Riata Building 4                    92,000   3Q97      2Q98            4Q98           6,630        4,553         10.3       76
   Riata Building 5                    92,000   3Q97      2Q98            3Q98           4,555        6,844         11.6      100
   Riata Building 8                    92,000   4Q97      4Q98            1Q99           1,601        9,856         10.6      100
   Riata Building 9                    92,000   4Q97      4Q98            4Q98           1,574        9,883         10.6        0
Suburban Dallas
   Royal Ridge A&B                    250,000   4Q97      2Q98            2Q99           3,880       21,877         10.4       20
   Tollway I                          178,000   3Q97      2Q98            2Q99           5,939       19,291         11.6       55
   Tollway II                         178,000   3Q97      4Q98            4Q99           4,301       20,197         11.2        0
Suburban Chicago
   Parkway North                       91,000   4Q97      3Q98            3Q99           3,576       10,813         11.5        0
Southeast Region:
Suburban Atlanta
   Spalding Ridge                     128,000   4Q96      2Q97            2Q98          14,520 (3)      461         10.3       82
   Embassy Row                         76,000   4Q97      3Q98            3Q99           4,617        5,478         11.4        0
Metropolitan Washington DC
   Reston Crossing                    322,000   4Q97      4Q98            1Q99           9,737       30,433         12.7      100
Florida
   Peninsula Executive Center         188,000   4Q97      4Q98            4Q99           8,655       26,258         10.5        0
     (formerly Glades Site)
                                    =========                                          =======      =======         ====      ===
     Total/Weighted Average         3,529,000                                          210,829      273,208         11.4%      59%
                                    =========                                          =======      =======         ====      ===

Notes:  (1)  Placed in service January 1, 1998
        (2) $7.6 Million of costs have been placed in service as of December 31, 1997
        (3) $12.0 million of costs have been placed in service as of December 31, 1997

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                             As of December 31, 1997
--------------------------------------------------------------------------------

                                                                                      Owned or Controlled Land
                                                                                    -----------------------------
                                                                                                     Buildable
                                                                                                       Square
Region/Property                                             Market                     Acres          Footage
---------------                                             ------                     -----          -------
Pacific Region:
   CarrAmerica Corporate Center                San Francisco Bay Area                    2              154,000
   Willow Creek Corporate Center               Suburban Seattle                          3               49,000
     (formerly Data I/O)
   Pacific Corporate Plaza                     Orange County/Los Angeles                 6              121,000
   Towne Center Technology Park                San Diego                                 3               75,000
     (formerly Eastgate Technology Park)
   Canyon Park                                 Suburban Seattle                         11              236,000
                                                                                       ---            ---------
     Subtotal                                                                           25              635,000
Mountain Region:
   Panorama Corporate
Center IV-VII                                  Southeast Denver                         28              462,000
   Gateway Plaza                               Suburban Phoenix                          3              120,000
   Draper Park North                           Suburban Salt Lake City                   5               71,000
   Sorenson Research Park                      Suburban Salt Lake City                   8              122,000
   Marriott Tract                              Southeast Denver                          5              128,000
                                                                                       ---            ---------
     Subtotal                                                                           49              903,000
Central Region:
   Braker Pointe                               Austin, Texas                            22              750,000
     (formerly Mopac at Braker, formerly
         Aubrey Smith)
   Riata                                       Austin, Texas                            26              369,000
   Parkway North                               Suburban Chicago                         27              620,000
   Cedar Maple Plaza                           Suburban Dallas                           1               38,000
   Tollway Plaza III                           Suburban Dallas                           4              135,000
                                                                                       ---            ---------
     Subtotal                                                                           80            1,912,000
Southeast Region:
   Embassy Row                                 Suburban Atlanta                          7              120,000
   Peninsula Corporate Center
     (formerly Knight Site)                    Florida                                  26              388,000
   Rocky Point Plaza                           Florida                                   7              202,000
   1201 F Street                               Downtown Washington, DC                   1              221,000
   Preston Ridge                               Suburban Atlanta                         14               96,000
                                                                                       ---            ---------
     Subtotal                                                                           55            1,027,000
                                                                                       ---            ---------
         Total                                                                         209            4,477,000
                                                                                       ===            =========